MAINSTAY GROUP OF FUNDS

Supplement dated August 4, 2017 (“Supplement”) to:

MainStay Cushing® Funds Prospectus and Summary Prospectuses, each dated March 31, 2017, as supplemented,

MainStay Equity Funds, MainStay Income and Mixed Asset Funds, MainStay Target Date Funds
and MainStay Asset Allocation Funds Prospectuses and Summary Prospectuses,
each dated February 28, 2017, as supplemented

and

MainStay Absolute Return Multi-Strategy Fund and MainStay Tax Advantaged Short Term Bond Fund Prospectuses and Summary Prospectuses, each dated August 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the applicable Prospectus.

Effective on or about August 28, 2017:

The initial investment minimum for Class A shares is lowered to $15,000. In conjunction with this change, the threshold at which Investor Class shares will be automatically converted to Class A shares is also lowered to $15,000. All references to the initial investment minimum and automatic conversion threshold for Class A shares are amended to this new amount.

Investor Class shareholders:

•	Your Investor Class shares will convert automatically to Class A shares if the value of your Investor Class shares in any one MainStay Fund equals or exceeds $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program).

Class A shareholders:

•	Your Class A shares may convert automatically to Investor Class shares if the value of your Class A shares in any one MainStay Fund is less than $15,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay's systematic withdrawal plan or systematic exchange program).

Investor Class shares generally have higher expenses than Class A shares. By maintaining the value of your Class A shares in a MainStay Fund at or above $15,000, you will continue to be eligible to hold Class A shares of the MainStay Fund. If the value of your Class A shares falls below $15,000, whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your Class A shares may be converted automatically to Investor Class shares. Please refer to your Prospectus for more information about each share class and its conversion features.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.